Exhibit 10.3

Fourteenth Amended and Restated Rent Supplement

(CREZ Lease)

December 31, 2018

This Fourteenth Amended and Restated Rent Supplement (this “Fourteenth Amended Supplement”) between Sharyland Distribution & Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on December 31, 2018 to memorialize supplements to the CREZ Lease (as defined below), effective as of January 1, 2019. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the CREZ Lease.

WHEREAS, Lessor and Lessee are Parties to a Fourth Amended and Restated CREZ Lease Agreement dated November 9, 2017 (as amended from time to time in accordance with its terms, the “CREZ Lease”);

WHEREAS, on February 28, 2018, the Parties executed a Thirteenth Amended and Restated Rent Supplement (McAllen Lease) effective as of January 1, 2018 (the “Thirteenth Amended Supplement”);

WHEREAS, the Parties wish to amend and restate the Thirteenth Amended Supplement pursuant to Section 3.2 of the CREZ Lease; and

WHEREAS, the Parties intend to memorialize in this Fourteenth Amended Supplement the Incremental CapEx the Parties expect during 2019.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1.    The Thirteenth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2.    The CREZ Lease, except as supplemented by this Fourteenth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2013	$466,424,280
2014	$198,982,000
2015	$3,493,096
2016	$3,906,367
2017	$44,499,993
2018	$86,778,539	*
	$0	**
(Total 2018)	$86,778,539	***

2019	$3,283,251	#
	$0	##
(Total 2019)	$3,283,251	###

*

Represents the aggregate amount of Incremental CapEx related to the Panhandle Assets (“Panhandle CapEx”) that the Parties expected to be placed in service in 2018. Rent supplements with respect to this Incremental CapEx were agreed to and memorialized as part of the Twelfth Amended and Restated Rent Supplement (CREZ Lease) dated December 31, 2017 (“Twelfth Amended Supplement”). Of the 2018 Panhandle CapEx, an aggregate of $27,181,110 was expected to be in service as of the balance sheet date reflected in Lessee’s first 2018 Regulatory Order (“First 2018 CapEx”), an aggregate of $43,170,873 was expected to be in service as of the balance sheet date reflected in Lessee’s second 2018 Regulatory Order (“Second 2018 CapEx”), and an aggregate of $16,426,556 was expected to be placed in service throughout the remainder of 2018 (“2018 Stub-Year CapEx”) and to be included in the first 2019 Regulatory Order. The Parties expected the First 2018 CapEx, Second 2018 CapEx and 2018 Stub-Year CapEx, collectively, to have a weighted average in-service date of April 1, 2018. Pursuant to the Twelfth Amended Supplement, the Parties expected the first 2018 Regulatory Order to be effective on June 1, 2018, the second 2018 Regulatory Order to be effective on September 1, 2018 and the first 2019 Regulatory Order to be effective on May 1, 2019.

CREZ LEASE

**

Represents the aggregate amount of Incremental CapEx related to the Acquired Transmission Assets (“Acquired Assets CapEx”) that the Parties expected to be placed in service in 2018. Rent supplements with respect to this Incremental CapEx were agreed to and memorialized as part of the Twelfth Amended Supplement. Of the 2018 Acquired Assets CapEx, $0 was expected to be in service as of the balance sheet date reflected in Lessee’s first 2018 Regulatory Order, $0 was expected to be in service as of the balance sheet date reflected in Lessee’s second 2018 Regulatory Order, and $0 was expected to be placed in service throughout the remainder of 2018 and included in the first 2019 Regulatory Order

***	Represents the total amount of Incremental CapEx that the Parties expected to be placed in service in 2018.
#	Represents the aggregate amount of Panhandle CapEx that the Parties expect to be placed in service in 2019, with an expected weighted average in-service date of October 1, 2019.
##	Represents the amount of Acquired Assets CapEx that the Parties expect to be placed in service in 2019.
###	Represents the total amount of Incremental CapEx that the Parties expect to be placed in service in 2019 (“2019 CapEx”).

Lessee CapEx:

2013	$0
2014	$0
2015	$0
2016	$0
2017	$0
2018	$0
2019	$0

Total Base Rent by Lease Year:

2013	$21,758,233
2014	$67,335,947
2015	$68,524,342
2016	$66,118,564
2017	$70,772,369
2018	$114,025,481	*
2019	$117,332,082	**
2020	$114,529,218

*

The amount of 2018 Base Rent included in the Thirteenth Amended Supplement was $114,025,481, including 2018 Base Rent payments of $9,129,533 on the 15th day of each month beginning on March 15, 2018 through July 15, 2018 (with respect to January 2018 through May 2018), $9,526,450 on the 15th day of each month beginning on August 15, 2018 through October 15, 2018 (with respect to June 2018 through August 2018), with the increase in monthly Base Rent reflecting 2017 Stub-Year CapEx and First 2018 CapEx and commencing June 1, 2018, which was the expected effective date of Lessee’s first 2018 Regulatory Order, and $9,949,617 on the 15th day of each month beginning on November 15, 2018 through February 15, 2019 (with respect to September 2018 through December 2018), with the increase in monthly Base Rent reflecting Second 2018 CapEx and commencing September 1, 2018, which was the expected effective date of Lessee’s second 2018 Regulatory Order.

**

Lessee will make a monthly 2019 Base Rent payment of $9,669,059 on the 15th day of each month beginning on March 15, 2019 through June 15, 2019 (with respect to January 2019 through April 2019). Lessee will then make a monthly 2019 Base Rent payment of $9,830,160 on the 15th day of each month beginning on July 15, 2019 through September 15, 2019 (with respect to May 2019 through July 2019), with the increase in monthly Base Rent reflecting 2018 Stub-Year CapEx and commencing May 1, 2019, which was the expected effective date of Lessee’s first 2019 Regulatory Order included in the Twelfth Amended Supplement. Lessee will then make a 2019 Base Rent payment of $9,833,073 on the 15th day of each month beginning on October 15, 2019 through February 15, 2020 (with respect to August 2019 through December 2019).

Monthly Transition Costs Payment:    $8,662*

*

Lessee will make a monthly Transition Costs Payment of $8,662 on the 15th day of each month beginning on January 15, 2018 through December 15, 2019 (with respect to November 2017 through October 2019).

CREZ LEASE

Percentage Rent Rates:

2013	29.2%
2014	31.6%
2015	31.3%
2016	30.3%
2017	29.5%
2018	28.5%
2019	27.7%
2020	26.8%

Annual Percentage Rent Breakpoints:

2013	$21,758,233
2014	$67,335,947
2015	$68,524,342
2016	$66,109,550
2017	$64,404,829
2018	$68,832,414	*
2019	$73,106,965	**
2020	$71,266,440	**

*

The 2018 Annual Percentage Rent Breakpoint reflects the assumptions set forth above regarding the timing of the first 2018 Regulatory Order and the second 2018 Regulatory Order, as well as the amount of 2017 Stub-Year CapEx, First 2018 CapEx and Second 2018 CapEx.

**

The 2019 and 2020 Annual Percentage Rent Breakpoints reflect the same assumptions as the 2018 Annual Percentage Rent Breakpoint, in addition to the assumptions set forth above regarding the timing of the first 2019 Regulatory Order, as well as the amount of 2018 Stub-Year CapEx and 2019 CapEx.

Revenues Attributable to Lessee CapEx:

2013	$0
2014	$0
2015	$0
2016	$0
2017	$0
2018	$0
2019	$0

TCOS Allocation:	between June 20, 2013 and October 17, 2013: 65.3%
between October 17, 2013 and February 25, 2014: 84.8%
between February 25, 2014 and May 1, 2014: 83.3%
between May 1, 2014 and October 3, 2014: 80.9%
between October 3, 2014 and March 31, 2015: 75.8%
between April 1, 2015 and October 31, 2015: 72.7%
between November 1, 2015 and June 13, 2016: 65.6%
between June 14, 2016 and September 22, 2016: 56.8%
between September 23, 2016 and April 13, 2017: 49.0%
between April 14, 2017 and October 25, 2017: 46.5%
between October 26, 2017 and November 9, 2017: 46.3%
between November 10, 2017 and May 31, 2018: 36.3%
between June 1, 2018 and August 31, 2018: 35.8%
between September 1, 2018 and April 30, 2019: 37.2%
between May 1, 2019 and July 31, 2019: 40.3%
starting August 1, 2019: 39.1%

Allocated Other Revenue: None

Term of Rent Supplement: Expires 12/31/20

CREZ LEASE

The Parties have executed this Fourteenth Amended Supplement to the CREZ Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

4

CREZ LEASE